UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Amendment No. 1
to
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 20, 2014

Dominovas Energy Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-51736	20-5854735
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

302-1912 Enterprise Way
Kelowna, B.C. Canada V1V 9S9
(Address of principal executive offices)

(778) 484-7480
(Registrant’s telephone number, including area code)

WESTERN STANDARD ENERGY CORP.
(Former Name or Former Address, if Changes since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This report includes certain statements that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Any statement in this report that is not a statement of historical fact may be deemed to be a forward-looking statement. We often use these types of statements when discussing our plans and strategies, our anticipation of revenues from designated markets and statements regarding the development of our businesses, the markets for our services and products, our anticipated capital expenditures, operations, support systems, changes in regulatory requirements and other statements contained in this report regarding matters that are not historical facts. When used in this report, the words “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “estimate” and other similar expressions are generally intended to identify forward-looking statements. Because these forward-looking statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by these forward-looking statements. There can be no assurance that: (i) we have correctly measured or identified all of the factors affecting us or the extent of their likely impact; (ii) the publicly available information with respect to these factors on which our analysis is based is complete or accurate; (iii) our analysis is correct; or (iv) our strategy, which is based in part on this analysis, will be successful. We do not assume any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 1.01. Entry Material Agreement

On February 20, 2014 Western Standard Energy Corp. (“we” or the “Company”) entered into an Equity Purchase Agreement  (the “EPA”) with Dominovas Energy, LLC (“Dominovas Energy”) and the Members of Dominovas Energy (the “Members”).  Pursuant to the EPA we acquired 100% of the outstanding limited liability company units of Dominovas Energy, a Delaware limited liability company, as more fully described in Item 2.01.  The purchase price consisted of 45,000,000 shares of our common stock, which constitutes 50% of our outstanding common stock after closing of this transaction.  The Agreement also provides that two of the Members will be added to our Board of Directors. The Agreement contains customary representations, warranties, covenants and closing conditions.

In connection with the EPA, on February 20, 2013 we entered into a three-year employment agreement with Neal Allen, our Chairman, President and CEO, with the agreement becoming effective on March 1, 2014.  Mr. Allen’s salary will be $177,000 per year, increasing by 25% eighteen months from the effective date.  The agreement contains customary non-competition, non-solicitation and non-disclosure provisions.

In connection with the EPA, on February 20, 2013 we also entered into a three-year employment agreement with Michael Watkins, our Chief Operating Officer (COO), with the agreement becoming effective on March 1, 2014.  Mr. Watkins’ salary will be $104,000 per year, increasing by 25% eighteen months from the effective date. Mr. Watkins will receive a one-time advance of 7.5% of salary; subsequent salary payments will be adjusted to reflect the salary as advanced.  The agreement contains customary non-competition, non-solicitation and non-disclosure provisions.

Item 2.01. Completion of Acquisition or Disposition of Assets

On February 20, 2014 we completed our acquisition of 100% of the outstanding units of limited liability company interest of Dominovas Energy.  As part of the closing of this transaction, Neal Allen, CEO and a Member of Dominovas Energy, and Spero Plavoukos a Member of Dominovas Energy, were added to our Board of Directors, which now consists of four Directors.  In addition, Dallas Gray resigned as our President and CEO and was replaced by Neal Allen.  Dallas Gray will remain as our Treasurer and a member of our Board of Directors. In addition, Michael Watkins was appointed our COO.

On February 24, 2014, we filed an amendment to our charter to change our name to “Dominovas Energy Corporation.”  On the same day, we filed an amendment to the charter of Dominovas Energy to change its name to “Dominivas Technologies LLC.”  All references below to “Dominovas Energy” refer to Dominovas Energy Corporation and its operating subsidiary, Dominovas Technologies LLC (“Dominovas Technologies”). It is expected that our corporate name change will be effective following the mailing of a Schedule 14C to our shareholders and approval of the name change (and corresponding symbol change) by FINRA.

DESCRIPTION OF DOMINOVAS ENERGY’s BUSINESS

Dominovas Technologies, founded in 2012, is part of the fuel cell and sustainable/alternative energy industry. Fuel cells are an efficient, combustion-less, reliable, and virtually pollution-free energy source that provide electricity to power a wide array of applications, including buildings (manufacturing facilities, hotels and hospitals), primary power for grid integration, automobiles, emergency back-up systems, and base load grid power. A fuel cell uses fuel - usually hydrogen, extracted from common fuels such as natural gas, and oxygen - to produce electricity. In principle, a fuel cell is an electrochemical device that operates like a battery. However, unlike a battery, a fuel cell requires re-fueling and not recharging. Fuel cells will continue to produce electricity and heat as long as there is a constant fuel source. Hydrogen fuel cells work simply, have no moving parts, and operate silently, with water and excess heat as their only by-products. Fuel cells thus provide the ideal solution for a myriad of portable, on-board and stationary electric power generation applications.

Dominovas Energy believes that it has identified a marketing opportunity for fuel cells in emerging markets, where electricity supply is frequently unreliable and expensive compared to the United States.  Dominovas Energy currently has active projects in the Caribbean, South America, Asia – Pacific and Africa.  In each case, Dominovas Energy is working with a local partner, as well as the host nation government.  Initial project sizes range from 1.5 to 10 Megawatts (MW), with eventual project size of 200 to 395 MW per project.  Project cost projections range from $7.5 million to $50 million. Dominovas Energy plans to provide power to the local utilities under power purchase agreements (PPA’s), and it intends to require bonding or other credit support where the local utilities do not enjoy strong credit ratings.

The Dominovas Energy fuel cell system, called RUBICON, is a modular solid oxide fuel cell (SOFC) system that operates at high temperatures (up to 1,000 C).  Dominovas Energy believes that this technology has the following advantages:  (1) all solid components, (2) accelerated electrochemical kinetics proceed without the need for expensive noble metals such as platinum, (3) internal fuel reforming is possible and carbon monoxide may be used as a fuel and (4) more tolerant of fuel contaminants, including sulfur, because these components burn off very quickly before deposition onto the fuel cell components.

Additional advantages of the RUBICON are that it may be considered to be silent, environmentally friendly, and capable of reforming multiple fuels such as diesel, natural gas, propane, ethanol, methanol and bio-fuels.

Dominovas Energy plans to outsource component production to already – established companies.

Dominovas Energy is presently headquartered in Kelowna, British Columbia.  It plans to lease an office and plant facility of approximately 20,000 square feet in which final assembly can be carried out during 2014,  in the Atlanta, Georgia metropolitan area.  An additional manufacturing facility is projected in a free trade zone on the Caribbean island where one of its initial projects is located.

Dominovas Energy uses outsourced modules, which has the advantage of reducing the amount of time required to produce a commercial unit, as well as reducing research and development costs.  Module suppliers are planned to include Topsoe (fuel cell module), Precision Combustion, Inc. (reformer module) and Digital Creation Labs Incorporated (power conditioning module).  Additional suppliers include Hexis AG (fuel cell plates) and Applied Research Associates (reformer).

The technological contribution by Dominovas Energy to its projects includes its proprietary algorithms, which the company believes improves the operating conditions and efficiencies of using multiple fuel cells in concert, as well as a communications package that allows for remote control of the units.

Given the vast need for electricity in emerging markets around the globe, Dominovas Energy has been very meticulous in its selection process for specific target markets.  Initial deployments of the RUBICON will be in Guinea West Africa, where the company has secured a commitment by government officials to deploy a minimum of 20MW.  In fact, the need is so great in Guinea that Dominovas Energy has had to initially limit the client base within the Country to meet the current demand.  The initial clients in Conakry include the Military the Port of Guinea at Conakry, and the CBG Mines, a JV between the government and CBG  (Alcoa Aluminum in the United States).

Dominovas Energy also has projects earmarked in Angola with an initial 10MW slated to be contracted in  2014 that can ultimately climb to 1500MW. Dominovas Energy has been actively engaged within the Dominican Republic market in both private and government sectors and opportunities are presenting reflecting between 30MW – 500MW of potential business.

Competitors and Dominovas Energy’s competitive advantages

Dominovas Energy’s competitors are expected to be other power generators both traditional and modern.  There are several competing fuel cell technologies.  Alkali fuel cell technology requires pure hydrogen as a fuel and, since it operates at low temperature (50-250 C), an expensive catalyst (platinum) is needed.  Molten carbonate fuel cells operate at higher temperature and use lower-cost nickel as a catalyst; however, they require a corrosive electrolyte.  Phosphoric acid fuel cells and proton exchange membrane (PEM) all require pure hydrogen as a fuel.  Dominovas Energy considers that its SOFC system enjoys advantages over these competing fuel cell technologies in that it accepts multiple fuel types.

Additionally, fuel cells enjoy efficiency advantages over other common fuel-utilizing power generating sysems, providing up to 55% efficiency without counting additional efficiencies of waste heat utilization.  Other sysetms have lower efficiencies: thermoelectric generator (3-4%), engine driven generator (15-25%), gas turbine generator (20-25%) and steam turbine generator (25-35%).

Patents, Trademarks and Copyrights

We do not presently own any patents, trademarks or copyrights.

Employees

Dominovas Energy presently has four (4) employees.  We believe that our relationship with our employees is satisfactory.   We plan to employ more qualified employees in the future, particularly if our plan to acquire or lease a larger United States manufacturing facility is successful. We plan to keep staff at a minimum to minimize overhead.

Government Regulations

Our business is not subject to substantial regulation.  However, our target markets, such as power generation, are subject to varying degrees of regulation, which varies depending on the host nation.  We plan to work closely with the host nation governments in implementing our projects and to carefully comply with all applicable regulations.

INVESTMENT IN PRO ECO ENERGY

In addition to our ownership of Dominovas Energy, we own 49.25% of the common stock of Pro Eco Energy Ltd., (“Pro Eco Energy”), which is a combination of two private related companies – Swiss Solar Tech (SST) Ltd. and Pro Eco Energy Ltd.  The two companies are located in Summerland, British Columbia and each provides energy efficient and environmentally friendly heating and cooling HVAC systems for commercial buildings.  The combined entities specialize in a variety of work including hotels, resorts and multi-residential buildings, combining solar thermal with ground – source heat pumps, heat recovery systems and geothermal ground loops.  Pro Eco Energy believes that, by utilizing the most advanced technologies and custom-designed hybrid systems, energy cost savings of greater than 50% can be realized.

RISK FACTORS

Investing in our common stock involves a high degree of risk. You should carefully consider the risks described below, together with the other information contained in this filing, before making your decision to invest in shares of our common stock. We cannot assure you that any of the events discussed in the risk factors below will not occur. These risks could have an adverse impact on our business, results of operations, financial condition and cash flows. If any of the following risks develops into an actual event, the trading price of our common stock could decline, and you could lose all or part of your investment.

Risks Related to Our Business

We have limited operating history and face many of the risks and difficulties frequently encountered by development stage company.

We are an ‘‘emerging growth company,’’ as that term is defined in the Jumpstart Our Business Startups Act of 2012, or the JOBS Act, and to date, our efforts have been focused primarily on the research, design, development and marketing of our business model. We, including our subsidiary, have limited operating history for investors to evaluate the potential of our business development. We have limited net revenues and net income from operations.  There can be no assurance that we will be able to implement our business plan based on the foregoing factors.

We expect to compete with more established and well-recognized companies, which may have a competitive advantage.

We operate primarily in the fuel cell industry, which is, with a number of small and large companies in the United States and abroad. We expect that some of our competitors and potential competitors have substantially greater capital resources and more experience in our industry and may have significant competitive advantages. Some of our competitors are part of a national or international companies and may be able to receive administrative, financial and other support that reduce their operating costs and have successful marketing and promotional campaigns.

Our future success is dependent, in part, on the performance and continued service of our officers and directors, and any loss of their services would likely result in material and adverse effects on our operating results.

We depend upon the experience, abilities and continued services of our officers and directors.  The loss of the services of our officers could have a material adverse effect on our business, financial condition or results of operation.

If we cannot hire or retain skilled executive, managerial and technical personnel, our business can be adversely affected.

 A failure to attract and retain qualified individuals for our senior executive and technical positions could adversely affect our operations and any future revenues. We continue to seek additional qualified personnel in order to expand our development efforts and operations. There is no assurance that we will be able to attract and retain any such qualified personnel.

Our products do not yet have an operational history of running at full capacity on an extended basis in the emerging markets that we intend to enter.

The modules included in our products have been operated successfully in a number of locations on a trial or limited scale basis.  However, the products have not yet been demonstrated operating at full capacity in the emerging markets that we intend to enter.

The market for our products is not widely established, and competitors may better predict how the market will develop.

There is a significant market risk resulting from the fact that our products and technology, as well as fuel cell technology in general, have not yet been fully accepted by the target markets.  Significant efforts are still required to overcome the market’s heavy reliance on traditional power sources.  Additionally, competing makers of fuel cell systems may better predict the direction in which the market may develop.  We will need to continue to invest in research into new and improved fuel cell technologies in order to remain competitive.

The power industry regulatory framework may disfavor fuel cells as a source of power.

A number of power generating technologies that we consider to be less competitive receive significant government subsidies.  To the extent that technologies such as solar, wind, bio-fuel and geothermal energy are favored by governmental policies and programs and fuel cells are not, it will make it more difficult for us to overcome these economic incentives for our potential customers to select the favored technologies.

We will require financing to achieve our current business strategy and our inability to obtain such financing could prohibit us from executing our business plan and cause us to slow down our expansion of operations.

We will need to raise additional funds through public or private debt or sale of equity to achieve our current business strategy. Initially, seed money is needed to fund our international projects and for working capital to build and carry our power generating facilities until payment is made by our customers.   Our capital requirements to implement our business strategy will be significant. Moreover, in addition to monies needed to continue operations over the next twelve months, we anticipate requiring additional funds in order to significantly expand our operations and undertake performance under some of the important contracts we have been awarded. If we are unable to obtain financing on acceptable terms, we could be forced to delay or scale back our business plan. In addition, such inability to obtain financing on acceptable terms could have a material adverse effect on our business, operating results, or financial condition. Currently, we have no established bank-financing arrangements. Therefore, it is likely we would need to seek additional financing through subsequent future private offering of our equity securities, or through strategic partnerships and other arrangements with corporate partners.

We may face damage to our professional reputation or legal liability if our potential clients are not satisfied with our services.

As a development stage company in the fuel cell industry, we will initially depend to a large extent on our relationships with our potential clients and our reputation for professional services and integrity to attract and retain clients.  The members of the target industries are likely to communicate with one another. As a result, if a client is not satisfied with our services or it may be more damaging in our business than in other businesses.

We may face legal liabilities from warranty claims made against our products.

Our agreements with customers may involve projects that are critical to the operations of our clients’ businesses. If we fail to meet our contractual obligations, we could be subject to legal liability, which could adversely affect our business, operating results and financial condition. The provisions we typically include in our contracts which are designed to limit our exposure to legal claims relating to our services may not protect us or may not be enforceable under some circumstances or under the laws of some jurisdictions. If a legal judgment is rendered against us we may be forced to limit out proposed operations or cease our operations.   Defending ourselves in any large lawsuit would likely result in a material adverse effect on our operations.

Risk Related To Our Capital Stock

Our securities are considered highly speculative because of the early stage of development and nature of our business.

We operate in an industry that is highly competitive, fast developing and subject to rapid technological advances. We do not have a significant market presence, and have generated limited revenues. Any profitability of our business depends on our successfully executing our business plan, which is subject to the risks inherent in any new business and those risks specific to the fuel cell industry. In addition, we continue to seek additional investment either through debt or equity to develop our business plan and to sustain our future business operations.

Our securities are subject to the ‘‘Penny Stock’’ regulations of the SEC, which may restrict trading of our common stock in the event a trading market develops for our shares.

The SEC defines a ‘‘penny stock’’ as any equity security other than a security excluded from such definition by Rule 3a51-1 of the Exchange Act. Generally, a ‘‘penny stock’’ is any equity security that has a market price of less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exceptions. Since our shares are not listed on a national stock exchange and the market price of our shares is less than $5.00 per share, our securities are subject to the penny stock rules under Rule 15g-9 of the Exchange Act, which imposes restrictions on broker-dealers who sell to persons other than established customers and accredited investors.

The penny stock rules require a broker-dealer to, prior to the sale of the penny stock, approve the purchaser’s account for transactions in penny stocks by obtaining the purchaser’s information regarding his or her financial situation, investment experience and investment objectives. The broker-dealer must deliver a standardized risk disclosure document prepared by the SEC to provide the purchaser with additional information including current bid and offer quotations for the penny stock, the compensation of the broker- dealer and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the purchaser’s account. The broker-dealer must make a written determination that the penny stock is a suitable investment for the purchaser and that the purchaser has sufficient knowledge and experience in financial matters. In addition, the broker-dealer must receive the purchaser’s written agreement to the transaction. These additional requirements may affect the ability of broker-dealers to trade our securities and reduce the level of trading activity in the secondary market. As a result, penny stock rules limit the marketability of our common stock and may discourage investors from purchasing our common stock at such time, if ever, that our stock is available for market purchase.

Future sales or issuances of substantial amounts of our common stock could affect the market price of our common stock.

In the future, we may issue our authorized but previously unissued equity securities, resulting in the dilution of the ownership interests of our present stockholders.

We may also issue additional shares of our common stock or other securities that are convertible into or exercisable for common stock in connection with hiring or retaining employees or consultants, future acquisitions, future sales of our securities for capital raising purposes, or for other business purposes.

Future sales or issuances of substantial amounts of our common stock, or securities convertible or exchangeable into shares of our common stock, in the public market, or perceptions that those sales, issuances and/or conversions could occur, could adversely affect the price of our common stock at such time, if ever, that our stock is traded, and our ability to raise capital in the future. At the present time, we expect that we will require substantial amounts of outside funding to finance our operations and pay our obligations under an acquisition contract, which could be raised through the sale of our common stock or securities exercisable or convertible into our common stock. Our ability to issue additional shares of our common stock or any class of stock that is convertible into shares of common stock may be limited by the causing an ‘‘overhang’’ that may reduce the price of our common stock if, as and when there is trading in our common stock.

We will incur significant costs as a result of operating as a public company, and our management will devote significant time to new compliance initiatives.

We will incur significant legal, accounting and other expenses as a public company, including costs resulting from public company reporting obligations under the Securities Exchange Act of 1934, as amended, and regulations regarding corporate governance practices, such as accurately and timely filing annual and interim reports, soliciting proxies for annual and special meetings of stockholders, conflicts of interest policies and a code of conduct. Our management and other personnel will need to devote a significant amount of time to ensure that we comply with all of these requirements. Moreover, the reporting requirements, rules and regulations will increase our legal and financial compliance costs and will make some activities more time- consuming and costly. Any changes we make to comply with these obligations may not be sufficient to allow us to satisfy our obligations as a public company on a timely basis, or at all. These reporting requirements, rules and regulations, coupled with the increase in potential litigation exposure associated with being a public company, could also make it more difficult for us to attract and retain qualified persons to serve on our board of directors or board committees or to serve as executive officers, or to obtain certain types of insurance, including directors’ and officers’ insurance, on acceptable terms.

We have not conducted an audit of our internal controls over financial reporting.

We are subject to Section 404 of The Sarbanes-Oxley Act of 2002 and the related rules of the SEC, which generally require our management and independent registered public accounting firm to report on the effectiveness of our internal control over financial reporting. Beginning with the second annual report that we will be required to file with the SEC, Section 404 requires an annual management assessment of the effectiveness of our internal control over financial reporting. However, for so long as we remain an emerging growth company as defined in the JOBS Act, we intend to take advantage of certain exemptions from various reporting requirements that are applicable to public companies that are not emerging growth companies, including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404. Subject to being a smaller reporting company, once we are no longer an emerging growth company or, if prior to such date, we opt to no longer take advantage of the applicable exemption, we will be required to include an opinion from our independent registered public accounting firm on the effectiveness of our internal controls over financial reporting.

To date, we have not conducted a review of our internal control for the purpose of providing the reports required by these rules. Accordingly, no assurance can be provided as the adequacy or effectiveness of our internal controls, which could harm our operating results, cause investors to lose confidence in our reported financial information and cause the trading price of our stock to fall.

We are an ‘‘emerging growth company’’ and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our common stock less attractive to investors.

The JOBS Act permits ‘‘emerging growth companies’’ like us to rely on some of the reduced disclosure requirements that are already available to smaller reporting companies, which are companies that have a public float of less than $75 million. As long as we qualify as an emerging growth company or a smaller reporting company, we would be permitted to omit the auditor’s attestation on internal control over financial reporting that would otherwise be required by the Sarbanes-Oxley Act, as described above and are also exempt from the requirement to submit ‘‘say-on-pay’’, ‘‘say-on-pay frequency’’ and ‘‘say-on-parachute’’ votes to our stockholders and may avail ourselves of reduced executive compensation disclosure that is already available to smaller reporting companies.

In addition, Section 107 of the JOBS Act also provides that an emerging growth company can take advantage of the exemption from complying with new or revised accounting standards provided in Section 7(a)(2)(B) of the Securities Act as long as we are an emerging growth company. An emerging growth company can therefore delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have elected not to take advantage of the benefits of this provision.

We may take advantage of these reporting exemptions until we are no longer an emerging growth company. We will remain an emerging growth company until the earlier of (1) the last day of the fiscal year (a) following the fifth anniversary of the date of the first sale of our common stock pursuant to an effective registration statement, (b) in which we have total annual gross revenue of at least $1.0 billion, or (c) in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the prior June 30th, and (2) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period. Until such time, however, we cannot predict if investors will find our common stock less attractive because we may rely on these exemptions. If some investors find our common stock less attractive as a result, there may be a less active trading market for our common stock and our stock price may be more volatile and could cause our stock price to decline.

There is no assurance of a continuing public market or that our common stock will ever trade on a recognized exchange.  Therefore, you may be unable to liquidate your investment in our stock.

While our common shares trade on the OTC Bulletin Board, the market for our common stock has not been liquid and trading has often been sporadic.  There is no assurance that this market will grow into a regular trading market, or that if a trading market is developed, it will be sustained. In the absence of a trading market, an investor may be unable to liquidate their investment.

We do not intend to pay any dividends.

We have not paid any dividends on our common stock and do not anticipate declaring any dividends on our common stock in the foreseeable future. Our board of directors presently intends to retain all earnings, if any, for use in our business operations and development of facilities.

DESCRIPTION OF PROPERTY

The Company presently utilizes modest office facilities.  While adequate for the Company’s current operations, the Company intends to lease a larger (approximately 20,000 square foot) office and plant facility in the Atlanta area, although there is no assurance that financing will be available to  lease a larger building for this purpose.

OFF BALANCE SHEET ARRANGEMENTS

We have no off balance sheet arrangements.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Management’s Discussion and Analysis of Financial Condition and Results of Operation

The following is an analysis of Dominovas Energy’s revenues and gross profit, details and analysis of components of expenses, and variances from August 31, 2012 to August 31, 2013.

	Year Ended August 31,
	2013	2012

Revenue	$0	$0
Marketing	50,370	6,866
Professional fees	-	1,577

Net and comprehensive loss	$(50,370)	$(8,443)

Operating expenses

For the year ended August 31, 2013, our total operating expenses  were $50,370 as compared to $8,443 for the year ended August 31, 2012.  The increase in overall operating expenses is attributable to the short duration (less than 30 days) of the fiscal year ended August 31, 2012.  In both fiscal years, most of our operating expenses were for marketing, as we worked to identify strategic relationships with potential partners and customers abroad .

Professional Fees

We incurred a total of $ -0- in professional fees in the year ended August 31, 2013 compared to $1,577 in the year ended August 31, 2012.  The  level of our professional fees is expected to vary and will likely increase  as a result of our acquisition of Dominovas Energy.

Liquidity and Capital Resource

Working Capital

	At	At
	August 31,	August 31,
	2013	2012

Current Assets	$10	$-
Current Liabilities	58,520	8,440

Working Capital	$(58,810)	$(8,440)

Cash Flows

	At	At
	August 31,	August 31,
	2013	2012

Net Cash Consumed by Operating Activities	$(10)	$(3)
Net Cash Consumed by Investing Activities	-	-
Net Cash Provided by Financing Activities	-	3

Net Cash Provided (Consumed)	$10	$-

Sources of Capital:

We expect to continue to obtain financing through shareholder loans. Shareholder loans will be without stated terms of repayment or interest.  Shareholders loans may be granted from time to time as required to meet current working capital needs. We have no formal agreement that ensures that we will receive such loans. We may exhaust this source of funding at any time.

Cash Flows

Operating Activities:

Net cash consumed by operating activities was $(10)  in 2013 and $-0- in 2012. The lack of cash used in operating activities results from our net losses being funded by an increase in amounts due to related parties during both fiscal 2012 and fiscal 2013.

Investing and Financing Activities:

For both the fiscal year ended in 2012 and the fiscal year ended in 2013, we had no investing activities.

For both the fiscal year ended in 2012 and the fiscal year ended in 2013, we had no cash flow from financing activities.  Rather, cash needs were funded by an increase in amounts due to related parties of $50,380 in the fiscal year ended August 31, 2013, and $8,440 for the fiscal year ended August 31, 2012.  As a result of this increase in amounts due to related parties, our working capital declined to ($58,810) at August 31, 2013 from ($8,440) at August 31, 2012.  Additional capital is required in order to fund our working capital needs and we may receive additional financing through shareholder loans although we have no formal commitments from any shareholders at this time. Shareholder loans may be granted from time to time as required to meet current working capital needs. We have no formal agreement that ensures that we will receive such loans. We may exhaust this source of funding at any time.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides the names and addresses of each person known to us to own more than 5% of our outstanding shares of common stock as of the date of this Offering and by the officers and directors, individually and as a group. Except as otherwise indicated, all shares are owned directly and the shareholders listed possesses sole voting and investment power with respect to the shares shown.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Neal Allen
Atlanta, GA	13,764,333	15.29%

Spero Plavoukos
West Hollywood, CA	14,764,332	16.40%

Michael Watkins
Grapevine, TX	13,764,333	15.29%

Dallas Gray
Kelowna, BC	2,250,000	2.50%

Darren Jacklin
Vancouver, BC	250,000	0.28%

EXECUTIVE COMPENSATION

Currently, we have employment agreements with Neal Allen and Michael Watkins, which are described in Item 1.01 above.  We do not have employment agreements in place with our other executive officers and directors.  No compensation was paid to officers or directors in the last two fiscal years, except for (i) 250,000 shares issued to Darren Jacklin in December 2013 for his services as a director and (ii) 2,000,000 shares issued to Dallas Gray in December 2013 for his services as the then-President and as a director.

DESCRIPTION OF SECURITIES

General

We are authorized to issue an aggregate number of Two Hundred Million (200,000,000) shares of common stock, $0.001 par value per share.  Currently 90,000,000 shares of common stock are outstanding.

Each share of common stock shall have one (1) vote per share. Our common stock does not provide a preemptive, subscription or conversion rights and there are no redemption or sinking fund provisions or rights. Our common stock holders are not entitled to cumulative voting for election of Board of Directors.

Dividends

We have not paid any cash dividends to our shareholders. The declaration of any future cash dividends is at the discretion of our board of directors and depends  upon our earnings, if any, our capital requirements and financial position, our general economic conditions, and other pertinent conditions. It is our present intention not to pay any cash dividends in the foreseeable future, but rather to reinvest earnings, if any, in our business operations.

Warrants

There are no outstanding warrants to purchase our securities.

Options

There are no outstanding options to purchase our securities.

MARKET FOR COMMON EQUITY

Market Information

We have been listed on the OTC Bulletin Board under the symbol “WSEG”.  The following table sets forth the high and low bid price per share of our common stock for the periods presented. (There has been no bid or ask on our stock for the last six (6) quarters).

 There has been no bid or ask on our common stock during the last six (6) quarters:

Stockholders of Our Common Shares

As of February 20, 2014, we had 90,000,000 shares of our common stock outstanding following the issuance of shares to the former Members of Dominovas Energy.

Our shares of common stock are certificated. Our transfer agent for our common stock is the Nevada Agency and Trust Company at 50 West Liberty Street, Suite 880, Reno, NV 89501, Tel: 775-322-0626  Fax: 775-322-5623

Dividend Policy

We have not declared or paid any cash dividends on our common stock or other securities and do not anticipate paying any cash dividends in the foreseeable future. Any future determination to pay cash dividends will be at the discretion of the Board of Directors and will be dependent upon our financial condition, results of operations, capital requirements, and such other factors as the Board of Directors deem relevant.

Recent Sales of Unregistered Securities

On February 24, 2014 Dallas Gray returned 4,495,734 shares of common stock of the Company for cancellation.

On February 20, 2014 we issued 45,000,000 shares of common stock of the Company to the Members of Dominovas Energy.

On February 13, 2014, the holders of a debenture convertible into common stock of the Company contributed such debenture to the Company without consideration. No interest or principal was paid or will be payable on such debenture, and such debenture was not converted into common stock of the Company.

On January 22, 2014 we issued 1,285,000 shares of our common stock of the Company at $0.01 per share in a private placement to 7 accredited investors.

On December 9, 2013 we issued 3,016,666 shares of common stock of the Company at $0.01 per share in a private placement to 26 accredited investors.

On December 5, 2013 we issued 2,250,000 shares of common stock of the Company to 2 directors and 2,000,000 shares to consultants.

On November 29, 2013, the Company acquired of 41% of Pro Eco Energy in exchange for 4,000,000 of the shares of common stock of the Company. On December 2, 2013, the Company acquired an additional 8.25% of Pro Eco Energy.

On November 27, 2012, the Company issued 480,000 shares of its common stock at $0.25 per share for gross proceeds of $120,000.

On November 12, 2012, the Company issued 30,769,857 shares of its common stock at $0.00125 per share for gross proceeds of $41,587.

On November 12, 2012, the Company issued 2,500,000 shares of its common stock in exchange for the conversion of $3,125 of debt.

On April 14, 2010 the stockholders approved a resolution to increase the Company's authorized share capital from 2,812,500 shares of common stock to 200,000,000 shares of common stock.

On February 16, 2010, the Company issued 100,000 shares of its common stock to Monaco Capital Inc., a Belize company, at a price per share of $0.00125 pursuant to a private placement subscription agreement.

During the period from January 1, 2010 to February 24, 2014 there were no other issuances of common stock.

Securities Authorized For Issuance Under Equity Compensation Plans

On April  14,  2010,  the  Company  adopted a stock  option  plan  allowing  the Company's directors to grant options to purchase up to 5,000,000 shares of the Company’s common stock pursuant to the terms and  conditions  of the stock option plan. As of February 28, 2014, no such options have been granted.

Repurchase of Equity Securities by the Issuer and Affiliated Purchasers

On February 13, 2014, the holders of a debenture convertible into common stock of the Company contributed such debenture to the Company without consideration. No interest or principal was paid or will be payable on such debenture, and such debenture was not converted into common stock of the Company.  Dallas Gray did not receive any consideration for the cancellation of his shares.

On February 24, 2014 Dallas Gray returned 4,495,734 shares of common stock of the Company for cancellation.

LEGAL PROCEEDINGS

None

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

During the fiscal year ended August 31, 2013, the Company incurred $87,000 in consulting fees to a relative of the then-President of the Company.  As of August 31, 2013, $22,500 owing to such related party is included in accounts payable.  The amount is unsecured, non-interest bearing and due on demand.

During the fiscal year ended August 31, 2013, the Company incurred $55,000 in accounting fees to a non-executive officer of the Company.  As of August 31, 2013, $41,096 owing to such related party was included in accounts payable.  Such amount is unsecured, non-interest bearing and due on demand.

During the fiscal year ended August 31, 2013, the Company issued $75,000 in notes payable to a relative of the then-President of the Company.  During the fiscal year ended August 31, 2013, the Company issued $75,000 in notes payable to an officer of the Company.  The notes are non-interest bearing, unsecured and due on demand.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Information on our Board of Directors and Executive Officers is included below in Item 5.02. Our executive officers are appointed annually by our Board of Directors. Our executive officers hold their offices until they resign, are removed by the Board, or his successor is elected and qualified.

Board of Directors

Neal Allen
Dallas Gray
Darren Jacklin
Spero Plavoukos

Executive Officers

Name	Age	Position

Neal Allen	56	President, Chief Executive Officer and Director
Michael Watkins	46	Chief Operating Officer
Dallas Gray	47	Treasurer and Director

Involvement in Certain Legal Proceedings

None of our Directors or Executive Officers has been involved in any of the following events during the past ten years:

1.
A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2.	Convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.
The subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities; associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

i)
Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator,  floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or

ii)	Engaging in any type of business practice; or

iii)	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4.
The subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph 3.i in the preceding paragraph or to be associated with persons engaged in any such activity;

5.
Was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6.
Was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.
Was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

i)	Any Federal or State securities or commodities law or regulation; or

ii)
Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or

iii)	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8.
Was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26)), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29)), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Election of Directors

The Company’s shareholders elect the directors at each annual meeting, and the Board of Directors elects its Chairman at each meeting of directors following the annual meeting. On February 20, 2014, Neal Allen was elected Chairman of the Board of Directors of the Company.

Committees of the Board of Directors

We currently do not have separately designated audit, nominating or compensation committees. At this time we have no plans to designate separate board of directors committees.

INDEMNIFICATION OF DIRECTORS AND OFFICERS.

Our directors and officers have indemnification rights as provided by Nevada corporate law and our Bylaws. We have agreed to indemnify each of our directors and certain officers against certain liabilities, including liabilities under the Securities Act of 1933. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to our directors, officers and controlling persons pursuant to the provisions described above, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than our payment of expenses incurred or paid by our director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members of Dominovas Technologies LLC.

We have audited the accompanying balance sheet of Dominovas Technologies LLC as of August 31, 2012, and the related statement of operations, members’ deficit and cash flows for the year ended August 31, 2012, and the period from August 13, 2012 (inception) through August 31, 2012.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provide a reasonable basis for our opinion.

In our opinion, these financial statements present fairly, in all material respects, the financial position Dominovas Technologies LLC as of August 31, 2012, and the results of its operations and its cash flows for the year ended August 31, 2012, and the period from August 13, 2012 (inception) through August 31, 2012 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 1 to the financial statements, the Company has not generated revenues since inception, has incurred losses in developing its business, and further losses are anticipated.  The Company requires additional funds to meet its obligations and the costs of its operations.  These factors raise substantial doubt about the Company’s ability to continue as a going concern.  Management’s plans in this regard are described in Note 1.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ DALE MATHESON CARR-HILTON LABONTE LLP

DALE MATHESON CARR-HILTON LABONTE LLP
CHARTERED ACCOUNTANTS
Vancouver, Canada
May 29, 2014

Dominovas Technologies LLC
(An Development Stage Company)
BALANCE SHEET

August 31, 2012
LIABILITIES

Current
Due to related party (Note 3)	$8,440

Total current liabilities	8,440

MEMBERS’ EQUITY (DEFICIT)
Membership units	3
Deficit	(8,443)

Total members’ deficit	8,440

TOTAL LIABILITIES AND MEMBERS’ DEFICIT	$-

The accompanying notes are an integral part of these financial statements.

Dominovas Technologies LLC
(An Development Stage Company)
STATEMENT OF OPERATIONS

	Year ended August 31, 2012	Accumulated from August 13, 2012 (date of inception) to August 31, 2012
EXPENSES
Marketing	$6,869	$6,869
Professional fees	1,577	1,577

NET AND COMPREHENSIVE LOSS	$(8,443)	$(8,443)

The accompanying notes are an integral part of these financial statements.

Dominovas Technologies LLC
(An Development Stage Company)
STATEMENT OF CASH FLOWS

	Year ended August 31, 2012	Accumulated from August 13, 2012 (date of inception) to August 31, 2012
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(8,443)	$(8,443)
Changes in non-cash working capital items:
Due to related party	8,440	8,440
Net cash used in operating activities	(3)	(3)

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of membership units	3	3
Net cash provided by financing activities	3	3

Change in cash	-	-

Cash, beginning	-	-
Cash, ending	$-	$-

The accompanying notes are an integral part of these financial statements.

Dominovas Technologies LLC
(An Development Stage Company)
STATEMENT OF MEMBERS’ DEFICIT

	Membership units – number	Membership units – paid-in capital	Deficit	Total

August 13, 2012 (inception)	-	$-	$-	$-

Issuance of membership units	3	3	-	3
Net loss	-	-	(8,443)	(8,443)

Balance, August 31, 2012	3	$3	$(8,443)	$(8,440)

The accompanying notes are an integral part of these financial statements.

Dominovas Technologies LLC
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
August 31, 2012

1. NATURE OF BUSINESS AND CONTINUANCE OF OPERATIONS

Dominovas Technologies LLC (the "Company") was formed on August 13, 2012 under the laws of the state of Delaware as Dominovas Energy LLC. The Company changed its name to Dominovas Technologies LLC on February 24, 2014.  The Company is the developer of utility sized fuel cell systems.

Going Concern
These financial statements have been prepared on a going concern basis, which implies the Company will continue to realize its assets and discharge its liabilities in the normal course of business. The Company has not generated revenues since inception and has not paid any dividends and is unlikely to pay dividends or generate earnings in the immediate or foreseeable future. These factors raise substantial concern about the ability of the Company to continue as going concern. The continuation of the Company as a going concern is dependent upon the continued financial support from its shareholders, the ability of the Company to obtain necessary equity financing to continue operations and to determine the existence, discovery and successful exploitation of economically recoverable reserves in its resource properties.

These financial statements do not include any adjustments to the classification of liabilities that might be necessary should the Company be unable to continue as a going concern. Management of the Company has undertaken steps as part of a plan with the goal of sustaining Company operations for the next twelve months and beyond. These steps include: (a) continuing efforts to raise additional capital and/or other forms of financing; and (b) controlling overhead and expenses. There can be no assurance that any of these efforts will be successful.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation
These financial statements are presented in accordance with generally accepted accounting principles in the United States ("US GAAP") and the rules and regulations of the Securities and Exchange Commission ("SEC") and are expressed in US dollars.

Use of Estimates
The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant areas of estimate include the recognition of deferred income tax assets and the measurement of financial instruments and stock bases transactions. Actual results could differ from those estimates.

Basic and Diluted Net Loss Per Share
The Company computes loss per share in accordance with ASC 260, “Earnings per Share”, which requires presentation of both basic and diluted loss per share on the face of the statement of operations. Basic loss per share is computed by dividing net loss available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted loss per share gives effect to all dilutive potential common shares outstanding during the period using the treasury stock method and convertible preferred stock using the if-converted method. In computing diluted loss per share, the average stock price for the period issued in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted loss per share excludes all dilutive potential shares if their effect is anti-dilutive.

Fair Value of Financial Instruments
The following provides an analysis of financial instruments that are measured subsequent to initial recognition at fair value, grouped into Levels 1 to 3 based on the degree to which fair value is observable:

Level 1 – fair value measurements are those derived from quoted prices (unadjusted) in active markets for identical assets or liabilities;

Level 2 – fair value measurements are those derived from inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices); and

Level 3 – fair value measurements are those derived from valuation techniques that include inputs for the asset or liability that are not based on observable market data (unobservable inputs).

These financial instruments are measured using management’s best estimate of fair value, where the inputs into the determination of fair value require significant management judgment to estimation. Valuations based on unobservable inputs are highly subjective and require significant judgments. Changes in such judgments could have a material impact on fair value estimates. In addition, since estimates are as of a specific point in time, they are susceptible to material near-term changes. Changes in economic conditions may also dramatically affect the estimated fair values.

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of August 31, 2012. The respective carrying value of certain financial instruments approximated their fair values due to the short-term nature of these instruments. These financial instruments include due to related parties.

Recent Accounting Pronouncements
Recent pronouncements with future effective dates are either not applicable or are not expected to be significant to the financial statements of the Company.

3. RELATED PARTY TRANSACTIONS

As at August 31, 2012, $8,440 was due to a member of the Company. The amount is unsecured, does not bear interest and has no fixed terms of repayment.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members of Dominovas Technologies LLC.

We have audited the accompanying balance sheet of Dominovas Technologies LLC as of August 31, 2013 and 2012, and the related statement of operations, members’ deficit and cash flows for the year ended August 31, 2013 and 2012, and the period from August 13, 2012 (inception) through August 31, 2013.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provide a reasonable basis for our opinion.

In our opinion, these financial statements present fairly, in all material respects, the financial position Dominovas Technologies LLC as of August 31, 2013 and 2012, and the results of its operations and its cash flows for the year ended August 31, 2013 and 2012, and the period from August 13, 2012 (inception) through August 31, 2013 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 1 to the financial statements, the Company has not generated revenues since inception, has incurred losses in developing its business, and further losses are anticipated.  The Company requires additional funds to meet its obligations and the costs of its operations.  These factors raise substantial doubt about the Company’s ability to continue as a going concern.  Management’s plans in this regard are described in Note 1.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ DALE MATHESON CARR-HILTON LABONTE LLP

DALE MATHESON CARR-HILTON LABONTE LLP
CHARTERED ACCOUNTANTS
Vancouver, Canada
May 29, 2014

Dominovas Technologies LLC
(An Development Stage Company)
BALANCE SHEET

	August 31, 2013	August 31, 2012
ASSETS

Current
Cash	$10	$-

Total assets	10	-

LIABILITIES

Current
Due to related party (Note 3)	58,820	8,440

Total liabilities	58,820	8,440

MEMBERS’ EQUITY (DEFICIT)
Membership units	3	3
Deficit	(58,813)	(8,443)

Total members’ deficit	(58,810)	(8,440)

TOTAL LIABILITIES AND MEMBERS’ DEFICIT	$10	$-

The accompanying notes are an integral part of these financial statements.

Dominovas Technologies LLC
(An Development Stage Company)
STATEMENT OF OPERATIONS

			Accumulated from
			August 13, 2012
	Years ended		(date of inception) to August 31, 2013
	August 31, 2013	August 31, 2012
EXPENSES
Marketing	$50,370	$6,866	$57,236
Professional fees	-	1,577	1,577

NET AND COMPREHENSIVE LOSS	$(50,370)	$(8,443)	$(58,813)

The accompanying notes are an integral part of these financial statements.

Dominovas Technologies LLC
(An Development Stage Company)
STATEMENT OF CASH FLOWS

			Accumulated from
			August 13, 2012
	Years ended		(date of inception) to August 31, 2013
	August 31, 2013	August 31, 2012
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(50,370)	$(8,443)	$(58,813)
Changes in non-cash working capital items:
Due to related party	50,380	8,440	58,820
Net cash provided by (used in) operating activities	10	(3)	7

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of membership units	-	3	3
Net cash provided by financing activities	-	3	3

Change in cash	10	-	10

Cash, beginning	-	-	-
Cash, ending	$10	$-	$10

The accompanying notes are an integral part of these financial statements.

Dominovas Technologies LLC
(An Development Stage Company)
STATEMENT OF MEMBERS’ DEFICIT

	Membership units – number	Membership units – paid-in capital	Deficit	Total

August 13, 2012 (inception)	-	$-	$-	$-

Issuance of membership units	3	3	-	3
Net loss	-	-	(8,443)	(8,443)

Balance, August 31, 2012	3	3	(8,443)	(8,440)
Net loss	-	-	(50,370)	(50,370)

Balance, August 31, 2013	3	$3	$(58,813)	$(58,810)

The accompanying notes are an integral part of these financial statements.

Dominovas Technologies LLC
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
August 31, 2013

1. NATURE OF BUSINESS AND CONTINUANCE OF OPERATIONS

Dominovas Technologies LLC (the "Company") was formed on August 13, 2012 under the laws of the state of Delaware as Dominovas Energy LLC. The Company changed its name to Dominovas Technologies LLC on February 24, 2014.  The Company is the developer of utility sized fuel cell systems.

Going Concern
These financial statements have been prepared on a going concern basis, which implies the Company will continue to realize its assets and discharge its liabilities in the normal course of business. The Company has not generated revenues since inception and has not paid any dividends and is unlikely to pay dividends or generate earnings in the immediate or foreseeable future. These factors raise substantial concern about the ability of the Company to continue as going concern. The continuation of the Company as a going concern is dependent upon the continued financial support from its shareholders, the ability of the Company to obtain necessary equity financing to continue operations and to determine the existence, discovery and successful exploitation of economically recoverable reserves in its resource properties.

These financial statements do not include any adjustments to the classification of liabilities that might be necessary should the Company be unable to continue as a going concern. Management of the Company has undertaken steps as part of a plan with the goal of sustaining Company operations for the next twelve months and beyond. These steps include continuing efforts to raise additional capital and/or other forms of financing; and controlling overhead and expenses. There can be no assurance that any of these efforts will be successful.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation
These financial statements are presented in accordance with generally accepted accounting principles in the United States ("US GAAP") and the rules and regulations of the Securities and Exchange Commission ("SEC") and are expressed in US dollars.

Use of Estimates
The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant areas of estimate include the recognition of deferred income tax assets and the measurement of financial instruments and stock bases transactions. Actual results could differ from those estimates.

Basic and Diluted Net Loss Per Share
The Company computes loss per share in accordance with ASC 260, “Earnings per Share”, which requires presentation of both basic and diluted loss per share on the face of the statement of operations. Basic loss per share is computed by dividing net loss available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted loss per share gives effect to all dilutive potential common shares outstanding during the period using the treasury stock method and convertible preferred stock using the if-converted method. In computing diluted loss per share, the average stock price for the period issued in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted loss per share excludes all dilutive potential shares if their effect is anti-dilutive.

Fair Value of Financial Instruments
The following provides an analysis of financial instruments that are measured subsequent to initial recognition at fair value, grouped into Levels 1 to 3 based on the degree to which fair value is observable:

Level 1 – fair value measurements are those derived from quoted prices (unadjusted) in active markets for identical assets or liabilities;

Level 2 – fair value measurements are those derived from inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices); and

Level 3 – fair value measurements are those derived from valuation techniques that include inputs for the asset or liability that are not based on observable market data (unobservable inputs).

These financial instruments are measured using management’s best estimate of fair value, where the inputs into the determination of fair value require significant management judgment to estimation. Valuations based on unobservable inputs are highly subjective and require significant judgments. Changes in such judgments could have a material impact on fair value estimates. In addition, since estimates are as of a specific point in time, they are susceptible to material near-term changes. Changes in economic conditions may also dramatically affect the estimated fair values.

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of August 31, 2013. The respective carrying value of certain financial instruments approximated their fair values due to the short-term nature of these instruments. These financial instruments include due to related parties.

Recent Accounting Pronouncements
Recent pronouncements with future effective dates are either not applicable or are not expected to be significant to the financial statements of the Company.

3. RELATED PARTY TRANSACTIONS

As at August 31, 2013, $58,820 (2012 - $8440) was due to a member of the Company. The amount is unsecured, does not bear interest and has no fixed terms of repayment.

Item 3.02. Unregistered Sales of Equity Securities

On February 20, 2014, the Board of Directors authorized the issuance of 45,000,000 shares of the Company’s common stock to the Members of Dominovas Energy, LLC, which constitutes 50% of our outstanding common stock.  For this stock issuance, the Company relied upon the exemption from registration provided by Section 4(a)(2) of the Securities Act.  The Company complied with the exemption requirements of Section 4(a)(2) of the Securities Act based on the following: (1) the authorization was an isolated private transaction by the Company which did not involve a public offering; (2) the offerees had access to the kind of information which registration would disclose and (3) the offerees were financially sophisticated.

Item 5.01. Changes in Control of Registrant

As reported in Item 3.02, the Company issued 45,000,000 shares of its common stock to the Members of Dominovas Energy, LLC, which constitutes 50% of the Company’s outstanding common stock.  As a result of the issuances to the Members of Dominovas Energy LLC, Dallas Gray no longer controls the Company.

Item 5.02. Departure of Director or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 20, 2014, our Board of Directors elected Neal Allen and Spero Plavoukos to two vacant seats on the Board of Directors.  In addition, following resignation of Dallas Gray as President and CEO, Neal Allen was appointed to these positions by the Board of Directors.  In addition, Michael Watikins was appointed Chief Operating Officer (COO).

Dallas Gray remains as Treasurer and Director of the Company.  Darren Jacklin also remains on our Board of Directors.

Mr. Neal Allen, age 56, is a member of our Board of Directors and was appointed as Chairman of the Board of Directors, President and Chief Executive Officer of the Company by our Board of Directors.  Mr. Allen’s expertise and experience are consistent with the duties that are customary and usual to those of Chairman, President and Chief Executive Officer.  He is also charged with the title of Senior Strategist.  Mr. Allen also serves as the Chairman of Private Asset Group, LLC.  Private Asset Group, LLC specializes in the development and implementation of proprietary revenue models.  Private Asset Group, LLC, acting as a force multiplier ensures optimal deployment, utilization, and management of all resultant cash flow.  Private Asset Group, LLC is engaged by high net worth individuals, private trusts, and select private equity concerns.  Under Mr. Allen’s watch, Private Asset Group’s endeavors have included the ownership of a “major brand” automobile dealership, several healthcare companies, waste management and disposal enterprises, land acquisition and development company, and natural resource development enterprise.

Mr. Michael Watkins, age 46, was appointed Chief Operating Officer of the Company by our Board of Directors.  He is responsible for operational and policy matters and has the specific objective of increasing efficiency and developing sustainable revenue models.  Mr. Watkins was formerly the Managing Partner of TEAL Development Group, LLC, a real estate development firm specializing in the development and construction of Class A residential and commercial properties.  Mr. Watkins was previously a United States Air Force veteran during the 1990s.

Mr. Dallas Gray , age 47, is a member of our Board of Directors and our Treasurer. Mr. Gray has 20+ years of experience in radio.  He is presently the General Manager of K96-3, the Classic Rock station broadcasting from Kelowna, British Columbia.  He also serves as General Manager for Penticton, British Columbia, station CIGV, now called Country 100.7.  Prior to this assignment, Mr. Gray was retail sales manager for Sun-FM / AM 1150, as well as Silk-FM, for Astral Radio, commencing in 2001. He has served as a director of Sun Country Radio since 2008 and has been on the Board of the Downtown Kelowna Association since 2010, where he is currently the President.  Mr. Gray is a member of the Board of Directors of the British Columbia Association of Broadcasters (BCAB) and was co-chair of that association’s 2013 convention.

Mr. Darren Jacklin, age 41, is a member of our Board of Directors.  Mr. Jacklin is engaged in business and management training and consulting.  For over 18 years, Mr. Jacklin has mentored entrepreneurs and business owners in over 40 countries.  He has personally trained people at over 140 Fortune 500 companies.

Mr. Spero Plavoukos, age 50, is a member of our Board of Directors.  Currently, Mr. Plavoukos is serving as Vice President of Pacific Design Center, with specific duties and responsibilities that include the management, special projects and special events of the campus, which is located in West Hollywood, California and is comprised of over 1,750,000 square feet of Class “A” office and showroom space. Mr. Plavoukos' commitment to fiscal responsibility coupled with the implementation of unique, common sense, above-standard operating procedure, and the creation of event-savvy teams have consistently allowed his operations to experience unprecedented growth and profitability.

Neal Allen and Michael Watkins have each entered into an employment agreement or related transaction with the Company, which is described in Item 1.01 above.  We do not have an employment agreement with Mr. Gray.

None of Neal Allen, Michael Watkins, Dallas Gray, Darren Jacklin nor Spero Plavoukos has entered into any arrangement or understanding with any other person in connection with his appointment as our officer or director.

None of Neal Allen, Dallas Gray, Darren Jacklin or Spero Plavoukos is related to any director, executive officer or person nominated or chosen by the Company to become a director or executive officer.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As discussed in Item 2.01, On February 24, 2014, we filed an amendment to our charter to change our name to “Dominovas Energy Corporation.”  It is expected that our corporate name change will be effective following the mailing of a Schedule 14C to our shareholders and approval of the name change (and corresponding symbol change) by FINRA.

Item 5.06. Change in Shell Company Status

While we did not view our acquisition of a 49.25% interest in Pro Eco Energy Ltd. to be sufficient for us to cease to be a shell company, it is management’s opinion that, the additional acquisition of Dominovas Energy provided sufficient additional operations for us to no longer be considered a shell company as of February 20, 2014.

Item 7.01. Regulation FD Disclosure

On February 24, 2014, Western Standard Energy Corp. issued a press release, which is attached as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:

In accordance with Item 9.01(a), audited financial statements for Dominovas Energy as of August 31, 2013 and 2012 are included in Item 2.01 of this report on Form 8-K.

(b) Pro forma financial information:

The Company intends to file pro forma financial statements as soon as such financial statements are available by amendment to this report on Form 8-K.

(c) Shell company transactions:

See Item 5.06

(d) Exhibits

Exhibit	Description

3.01	Articles of Incorporation (attached as an exhibit to our Registration Statement on Form SB-2, filed on November 2, 2005).

3.02	Bylaws (attached as an exhibit to our Registration Statement on Form SB-2, filed on November 2, 2005).

3.03	Articles of Merger (attached as an exhibit to our current report on Form 8-K filed on June 28, 2006).

3.04	Certificate of Change (attached as an exhibit to our current report on Form 8-K filed on June 28, 2006).

3.05	Certificate of Change (attached as an exhibit to our current report on Form 8-K filed on July 7, 2007).

3.06	Articles of Merger (attached as an exhibit to our current report on Form 8-K filed on July 7, 2007).

3.07	Articles of Merger (attached as an exhibit to our annual report on Form10-KSB filed on December 14, 2007).

3.08	Certificate of Amendment to Articles of Incorporation filed February 24, 2014 (attached as an exhibit to our current report on Form 8-K filed on February 28, 2014).

10.01
Equity Purchase Agreement, dated as of February 20, 2014 among Western Standard Energy Corp., Dominovas Energy, LLC and the Members of Dominovas Energy, LLC. (attached as an exhibit to our current report on Form 8-K filed on February 28, 2014).

10.02	Employment Agreement of Neal Allen dated February 20, 2014 (attached as an exhibit to our current report on Form 8-K filed on February 28, 2014).

10.03	Employment Agreement of Michael Watkins dated February 20, 2014 (attached as an exhibit to our current report on Form 8-K filed on February 28, 2014).

23.1	Subsidiaries (attached as an exhibit to our current report on Form 8-K filed on February 28, 2014).

99.1	Press Release of Western Standard Energy Corp. dated February 24, 2014 (attached as an exhibit to our current report on Form 8-K filed on February 28, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINOVAS ENERGY CORPORATION

Date: June 2, 2014	By:	/s/ Neal Allen
	Name:	Neal Allen
	Title:	Chairman, President and Chief Executive Officer